EXHIBIT 99.13
                                 -------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-11,
                   Asset-Backed Certificates, Series 2005-11

Goldman Sachs                                                      GSAA 05 11
==================================================================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of  Weighted   Weighted              Weighted   Weighted
                      Number                    Pool By      Avg.       Avg.      Avg.         Avg.      Avg.     Pct       Pct.
Current Principal         Of     Principal    Principal     Gross    Current  Principal    Original  Combined    Full     Owner
Balance                Loans       Balance      Balance    Coupon       FICO    Balance         LTV       LTV     Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below            9      $348,920        0.20%     6.597        724    $38,769      75.55%    87.62%  64.35%     0.00%
$50,001 - $75,000         52     3,374,117         1.92     6.721        713     64,887       79.97     84.79   22.63      0.00
$75,001 - $100,000        95     8,535,351         4.86     6.456        713     89,846       81.57     84.54   28.37      0.00
$100,001 - $125,000      125    14,102,743         8.04     6.464        714    112,822       80.62     84.48   21.62      0.00
$125,001 - $150,000      124    17,067,820         9.73     6.305        728    137,644       80.85     84.42   36.34      0.00
$150,001 - $200,000      188    32,992,661        18.80     6.485        718    175,493       81.07     85.13   22.88      0.00
$200,001 - $250,000      111    24,559,988        14.00     6.331        726    221,261       79.68     83.07   27.62      0.00
$250,001 - $300,000       74    20,346,049        11.59     6.328        718    274,947       79.47     84.12   31.66      0.00
$300,001 - $350,000       41    13,175,416         7.51     6.298        708    321,352       78.53     81.49   24.73      0.00
$350,001 - $400,000       23     8,608,545         4.91     6.504        726    374,285       75.17     78.43   18.35      0.00
$400,001 - $450,000       21     9,014,791         5.14     6.439        716    429,276       72.52     79.42   19.23      0.00
$450,001 - $500,000       12     5,713,007         3.26     6.100        728    476,084       71.18     74.32   41.84      0.00
$500,001 - $550,000       10     5,260,256         3.00     5.960        729    526,026       70.05     75.23   20.71      0.00
$550,001 - $600,000        4     2,338,500         1.33     6.694        741    584,625       77.83     85.24    0.00      0.00
$600,001 - $650,000        6     3,800,676         2.17     6.663        732    633,446       74.16     77.49    0.00      0.00
$650,001 - $700,000        4     2,655,627         1.51     6.185        731    663,907       69.66     72.00   50.29      0.00
$700,001 - $750,000        1       730,468         0.42     5.625        762    730,468       65.00     78.33    0.00      0.00
$750,001 - $800,000        1       784,000         0.45     7.125        764    784,000       80.00     90.00    0.00      0.00
$900,001 - $950,000        1       915,000         0.52     5.125        782    915,000       45.75     45.75    0.00      0.00
$1,000,001 - $1,500,000    1     1,160,000         0.66     5.625        749  1,160,000       64.80     64.80    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   903  $175,483,935      100.00%     6.374        721   $194,334      78.32%    82.32%  25.54%     0.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of  Weighted   Weighted              Weighted   Weighted
                      Number                    Pool By      Avg.       Avg.      Avg.         Avg   .   Avg.     Pct      Pct.
                          Of     Principal    Principal     Gross    Current  Principal    Original  Combined    Full     Owner
Current Rate           Loans       Balance      Balance    Coupon       FICO    Balance         LTV       LTV     Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00                3    $1,125,096        0.64%     4.948        774   $375,032      48.98%    52.31%  100.00%    0.00%
5.01 - 5.50               45     9,638,166         5.49     5.408        726    214,181       68.90     69.84   38.76      0.00
5.51 - 6.00              204    44,729,096        25.49     5.829        724    219,260       73.96     77.18   36.15      0.00
6.01 - 6.50              280    52,230,102        29.76     6.306        724    186,536       79.50     83.89   29.11      0.00
6.51 - 7.00              271    49,299,596        28.09     6.801        717    181,917       81.88     86.77   15.17      0.00
7.01 - 7.50               91    16,288,667         9.28     7.274        719    178,996       83.33     87.01    6.10      0.00
7.51 - 8.00                6     1,798,675         1.02     7.782        683    299,779       77.10     85.35    6.23      0.00
8.01 - 8.50                3       374,537         0.21     8.290        723    124,846       84.29     84.29    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   903  $175,483,935      100.00%     6.374        721   $194,334      78.32%    82.32%  25.54%     0.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of  Weighted   Weighted              Weighted   Weighted
                      Number                    Pool By      Avg.       Avg.      Avg.         Avg.      Avg.    Pct       Pct.
                          Of     Principal    Principal     Gross    Current  Principal    Original  Combined    Full     Owner
FICO                   Loans       Balance      Balance    Coupon       FICO    Balance         LTV       LTV     Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
800 - 819                 14    $2,699,187        1.54%     6.245        807   $192,799      79.38%    85.30%  67.28%     0.00%
780 - 799                 60    13,639,682         7.77     6.171        787    227,328       74.39     78.62   42.01      0.00
760 - 779                 98    21,514,706        12.26     6.317        768    219,538       78.04     83.45   26.50      0.00
740 - 759                127    25,810,629        14.71     6.255        750    203,233       78.29     82.83   27.17      0.00
720 - 739                131    22,440,609        12.79     6.480        730    171,302       81.28     85.63   22.78      0.00
700 - 719                149    27,934,311        15.92     6.463        709    187,479       79.54     83.31   25.20      0.00
680 - 699                161    32,674,734        18.62     6.374        690    202,949       77.50     80.57   16.66      0.00
660 - 679                110    19,470,916        11.10     6.466        671    177,008       77.86     81.48   20.36      0.00
640 - 659                 45     7,634,863         4.35     6.385        649    169,664       79.12     80.30   32.55      0.00
620 - 639                  8     1,664,298         0.95     6.826        632    208,037       70.65     77.58   31.06      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   903  $175,483,935      100.00%     6.374        721   $194,334      78.32%    82.32%  25.54%     0.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of  Weighted   Weighted              Weighted   Weighted
                      Number                    Pool By      Avg.       Avg.      Avg.         Avg.      Avg.     Pct      Pct.
                          Of     Principal    Principal     Gross    Current  Principal    Original  Combined    Full     Owner
Original LTV           Loans       Balance      Balance    Coupon       FICO    Balance         LTV       LTV     Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
30.00 & Below              1      $408,500        0.23%     5.750        684   $408,500      15.81%     18.71%  0.00%     0.00%
30.01 - 40.00              3       829,552         0.47     5.355        746    276,517       33.91     33.91   60.13         0.00
40.01 - 50.00              4     1,497,000         0.85     5.300        747    374,250       43.99     43.99   11.82         0.00
50.01 - 60.00             18     4,523,263         2.58     5.762        737    251,292       57.96     62.64   34.75         0.00
60.01 - 70.00             62    19,066,775        10.87     5.947        709    307,529       66.38     70.02   21.82         0.00
70.01 - 80.00            624   119,107,582        67.87     6.391        724    190,878       79.13     84.25   27.67         0.00
80.01 - 85.00             16     2,088,886         1.19     6.393        709    130,555       84.60     84.60   35.04         0.00
85.01 - 90.00            175    27,962,376        15.93     6.787        718    159,785       89.93     89.93   16.88         0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   903  $175,483,935      100.00%     6.374        721  $194,334       78.32%    82.32%   25.54%      0.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates ma representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                            Sep 6, 2005 18:05                      Page 1 of 4

Goldman Sachs                                                      GSAA 05 11
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of  Weighted   Weighted              Weighted   Weighted
                      Number                    Pool By      Avg.       Avg.      Avg.         Avg.      Avg.    Pct.      Pct.
                          Of     Principal    Principal     Gross    Current  Principal    Original  Combined    Full     Owner
Document Type          Loans       Balance      Balance    Coupon       FICO    Balance         LTV       LTV     Doc  Occupied
----------------------------------------------------------------------------------------------------------------------------------
FULL/ALT DOC             242   $44,821,452       25.54%     6.142        730   $185,213      77.97%    83.71% 100.00%     0.00%
NO DOC                   313    54,388,319        30.99     6.394        712    173,765       79.40     80.90    0.00      0.00
STATE
INCOME/STATED ASSET      348    76,274,164        43.47     6.497        723    219,179       77.77     82.52    0.00      0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                   903  $175,483,935      100.00%     6.374        721   $194,334      78.32%    82.32%  25.54%     0.00%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of  Weighted   Weighted              Weighted   Weighted
                      Number                    Pool By      Avg.       Avg.      Avg.         Avg.      Avg.    Pct.      Pct.
                          Of     Principal    Principal     Gross    Current  Principal    Original  Combined    Full     Owner
Loan Purpose           Loans       Balance      Balance    Coupon       FICO    Balance         LTV       LTV     Doc  Occupied
----------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI             165   $35,066,779       19.98%     6.183        709   $212,526      72.75%    73.92%  25.04%     0.00%
PURCHASE                 665   125,151,468        71.32     6.461        726    188,198       80.70     85.59   25.84      0.00
RATE/TERM REFI            73    15,265,689         8.70     6.104        713    209,119       71.63     74.81   24.26      0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                   903  $175,483,935      100.00%     6.374        721   $194,334      78.32%    82.32%  25.54%     0.00%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of  Weighted   Weighted              Weighted   Weighted
                      Number                    Pool By      Avg.       Avg.      Avg.         Avg.      Avg.    Pct.      Pct.
                          Of     Principal    Principal     Gross    Current  Principal    Original  Combined    Full     Owner
Occupancy Status       Loans       Balance      Balance    Coupon       FICO    Balance         LTV       LTV     Doc  Occupied
----------------------------------------------------------------------------------------------------------------------------------
NON OWNER                903  $175,483,935      100.00%     6.374        721   $194,334      78.32%    82.32%  25.54%    0.00%
----------------------------------------------------------------------------------------------------------------------------------
Total:                   903  $175,483,935      100.00%     6.374        721   $194,334      78.32%    82.32%  25.54%    0.00%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of  Weighted   Weighted              Weighted   Weighted
                      Number                    Pool By      Avg.       Avg.      Avg.         Avg.      Avg.    Pct.      Pct.
                          Of     Principal    Principal     Gross    Current  Principal    Original  Combined    Full     Owner
Property Type          Loans       Balance      Balance    Coupon       FICO    Balance         LTV       LTV     Doc  Occupied
----------------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY               146   $36,836,951       20.99%     6.410        716   $252,308      74.81%    79.06%  24.18%     0.00%
CONDO                    119    21,370,055        12.18     6.414        717    179,580       79.32     83.72   27.13      0.00
PUD                      156    32,237,490        18.37     6.332        728    206,651       79.30     83.51   30.88      0.00
SINGLE FAMILY            482    85,039,440        48.46     6.365        723    176,430       79.22     82.93   23.71      0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                   903  $175,483,935      100.00%     6.374        721   $194,334      78.32%    82.32%  25.54%     0.00%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of  Weighted   Weighted              Weighted   Weighted
                      Number                    Pool By      Avg.       Avg.      Avg.         Avg.      Avg.    Pct.      Pct.
                          Of     Principal    Principal     Gross    Current  Principal    Original  Combined    Full     Owner
State                  Loans       Balance      Balance    Coupon       FICO    Balance         LTV       LTV     Doc  Occupied
----------------------------------------------------------------------------------------------------------------------------------
FL                       180   $30,413,538       17.33%     6.595        717   $168,964      82.33%    84.27%  14.16%     0.00%
CA - Northern             62    22,000,615        12.54     6.151        720    354,849       71.73     75.32   23.39      0.00
CA - Southern             55    18,324,792        10.44     6.339        728    333,178       76.10     80.08   26.79      0.00
AZ                        84    15,248,704         8.69     6.276        722    181,532       79.93     84.56   28.77      0.00
GA                        74     9,364,246         5.34     6.366        712    126,544       81.32     83.91   20.32      0.00
WA                        56     9,277,072         5.29     6.210        721    165,662       78.97     85.95   33.47      0.00
IL                        37     7,222,087         4.12     6.550        732    195,192       76.21     81.09   26.66      0.00
OR                        43     7,120,448         4.06     6.105        730    165,592       78.83     83.67   29.57      0.00
NV                        28     6,936,956         3.95     6.136        738    247,748       75.29     80.95   27.39      0.00
VA                        37     6,066,006         3.46     6.253        716    163,946       78.63     81.57   30.55      0.00
Other                    247    43,509,471        24.79     6.489        720    176,152       79.16     83.85   30.52      0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                   903  $175,483,935      100.00%     6.374        721   $194,334      78.32%    82.32%  25.54%     0.00%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of  Weighted   Weighted              Weighted   Weighted
                      Number                    Pool By      Avg.       Avg.      Avg.         Avg.      Avg.    Pct.      Pct.
                          Of     Principal    Principal     Gross    Current  Principal    Original  Combined    Full     Owner
Zip Code               Loans       Balance      Balance    Coupon       FICO    Balance         LTV       LTV     Doc  Occupied
----------------------------------------------------------------------------------------------------------------------------------
55412                     15    $2,641,500        1.51%     7.093        721   $176,100      88.52%    88.52%   0.00%     0.00%
92037                      2     1,519,650         0.87     5.862        745    759,825       68.40     70.69    0.00      0.00
02145                      2     1,421,752         0.81     7.181        755    710,876       77.76     90.00    0.00      0.00
32169                      5     1,304,121         0.74     6.641        706    260,824       82.14     82.14    0.00      0.00
31401                      6     1,197,846         0.68     6.065        708    199,641       73.62     73.62    0.00      0.00
94601                      3       955,900         0.54     6.892        651    318,633       65.23     74.09    0.00      0.00
94114                      1       915,000         0.52     5.125        782    915,000       45.75     45.75    0.00      0.00
95476                      2       904,000         0.52     5.967        759    452,000       70.58     76.37    0.00      0.00
92683                      2       893,200         0.51     6.123        675    446,600       76.86     81.82   49.62      0.00
89052                      2       858,499         0.49     5.750        754    429,249       74.82     78.08    0.00      0.00
Other                    863   162,872,468        92.81     6.371        721    188,728       78.59     82.64   27.25      0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                   903  $175,483,935      100.00%     6.374        721   $194,334      78.32%    82.32%  25.54%     0.00%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of  Weighted   Weighted              Weighted   Weighted
                      Number                    Pool By      Avg.       Avg.      Avg.         Avg.      Avg.    Pct.      Pct.
Remaining Months to       Of     Principal    Principal     Gross    Current  Principal    Original  Combined    Full     Owner
Maturity               Loans       Balance      Balance    Coupon       FICO    Balance         LTV       LTV     Doc  Occupied
----------------------------------------------------------------------------------------------------------------------------------
301 - 360                903  $175,483,935      100.00%     6.374        721   $194,334      78.32%    82.32%  25.54%    0.00%
----------------------------------------------------------------------------------------------------------------------------------
Total:                   903  $175,483,935      100.00%     6.374        721   $194,334      78.32%    82.32%  25.54%    0.00%
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates ma representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                           Sep 6, 2005 18:05                      Page 2 of 4

Goldman Sachs                                                      GSAA 05 11
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of  Weighted   Weighted              Weighted   Weighted
                      Number                    Pool By      Avg.       Avg.      Avg.         Avg.      Avg.    Pct.      Pct.
                          Of     Principal    Principal     Gross    Current  Principal    Original  Combined    Full     Owner
Amortization Type      Loans       Balance      Balance    Coupon       FICO    Balance         LTV       LTV     Doc  Occupied
----------------------------------------------------------------------------------------------------------------------------------
1 YEAR ARM                90   $20,312,063       11.57%     6.419        713   $225,690      78.15%    86.27%  15.50%    0.00%
10 YEAR ARM                1       137,459         0.08     7.125        781    137,459       78.57     90.00  100.00     0.00
2 YEAR ARM                24     5,212,213         2.97     6.382        732    217,176       78.74     87.14   31.13     0.00
3 YEAR ARM               207    42,189,902        24.04     6.376        730    203,816       78.18     84.73   32.72     0.00
5 YEAR ARM               554   102,204,875        58.24     6.382        718    184,485       78.42     80.48   22.55     0.00
7 YEAR ARM                27     5,427,424         3.09     6.028        743    201,016       77.91     78.59   56.40     0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                   903  $175,483,935      100.00%     6.374        721   $194,334      78.32%    82.32%  25.54%    0.00%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of  Weighted   Weighted              Weighted   Weighted
                      Number                    Pool By      Avg.       Avg.      Avg.         Avg.      Avg.    Pct.      Pct.
Prepayment Term           Of     Principal    Principal     Gross    Current  Principal    Original  Combined    Full     Owner
Months                 Loans       Balance      Balance    Coupon       FICO    Balance         LTV       LTV     Doc  Occupied
----------------------------------------------------------------------------------------------------------------------------------
0                        751  $145,747,507       83.05%     6.390        721   $194,071      78.75%    81.90%  24.71%     0.00%
12                        11     2,624,508         1.50     6.322        713    238,592       77.72     86.52   19.48      0.00
30                         1        73,969         0.04     6.625        767     73,969       79.29     90.00    0.00      0.00
36                       132    25,475,765        14.52     6.316        723    192,998       76.29     84.76   32.56      0.00
42                         7     1,129,937         0.64     6.152        692    161,420       74.95     78.56    0.00      0.00
60                         1       432,250         0.25     5.375        771    432,250       65.00     65.00    0.00      0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                   903  $175,483,935      100.00%     6.374        721   $194,334      78.32%    82.32%  25.54%     0.00%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of  Weighted   Weighted              Weighted   Weighted
                      Number                    Pool By      Avg.       Avg.      Avg.         Avg.      Avg.    Pct.      Pct.
                          Of     Principal    Principal     Gross    Current  Principal    Original  Combined    Full     Owner
Periodic Cap           Loans       Balance      Balance    Coupon       FICO    Balance         LTV       LTV     Doc  Occupied
----------------------------------------------------------------------------------------------------------------------------------
1.00 - 1.49              278   $55,778,321       31.79%     6.539        729   $200,641      79.49%    86.17%  32.70%     0.00%
2.00 - 2.49              625   119,705,615        68.21     6.297        718    191,529       77.78     80.53   22.21      0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                   903  $175,483,935      100.00%     6.374        721   $194,334      78.32%    82.32%  25.54%     0.00%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of  Weighted   Weighted              Weighted   Weighted
                      Number                    Pool By      Avg.       Avg.      Avg.         Avg.      Avg.    Pct.      Pct.
Months to Rate            Of     Principal    Principal     Gross    Current  Principal    Original  Combined    Full     Owner
Reset                  Loans       Balance      Balance    Coupon       FICO    Balance         LTV       LTV     Doc  Occupied
----------------------------------------------------------------------------------------------------------------------------------
10 & Below                10    $2,680,401        1.53%     6.554        717   $268,040      81.79%    90.33%  14.48%     0.00%
11 - 20                   80    17,631,662        10.05     6.398        713    220,396       77.59     85.65   15.66      0.00
21 - 30                   26     5,493,479         3.13     6.393        734    211,288       78.73     87.08   33.24      0.00
31 - 40                  205    41,908,635        23.88     6.375        730    204,432       78.18     84.72   32.46      0.00
51 - 60                  553   101,764,875        57.99     6.380        718    184,023       78.41     80.49   22.65      0.00
61 - 70                    1       440,000         0.25     6.875        727    440,000       80.00     80.00    0.00      0.00
81 - 90                   27     5,427,424         3.09     6.028        743    201,016       77.91     78.59   56.40      0.00
111 - 120                  1       137,459         0.08     7.125        781    137,459       78.57     90.00  100.00      0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                   903  $175,483,935      100.00%     6.374        721   $194,334      78.32%    82.32%  25.54%     0.00%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of  Weighted   Weighted              Weighted   Weighted
                      Number                    Pool By      Avg.       Avg.      Avg.         Avg.      Avg.    Pct.      Pct.
Maximum Lifetime          Of     Principal    Principal     Gross    Current  Principal    Original  Combined    Full     Owner
Rate                   Loans       Balance      Balance    Coupon       FICO    Balance         LTV       LTV     Doc  Occupied
----------------------------------------------------------------------------------------------------------------------------------
10.00 - 10.49             13    $2,277,147        1.30%     5.238        731   $175,165      64.44%    65.53%  53.69%     0.00%
10.50 - 10.99            119    23,264,735        13.26     5.723        720    195,502       74.69     76.71   39.48      0.00
11.00 - 11.49            145    25,273,441        14.40     6.103        723    174,300       77.80     79.39   31.27      0.00
11.50 - 11.99            261    49,680,649        28.31     6.378        722    190,347       78.65     81.22   21.24      0.00
12.00 - 12.49            221    43,923,031        25.03     6.530        724    198,747       80.10     85.11   25.69      0.00
12.50 - 12.99            100    21,335,144        12.16     6.799        717    213,351       79.66     88.17   15.95      0.00
13.00 - 13.49             39     8,086,028         4.61     7.146        723    207,334       79.96     88.67   15.72      0.00
13.50 - 13.99              4     1,283,759         0.73     7.711        684    320,940       72.86     79.46    0.00      0.00
14.00 - 14.49              1       360,000         0.21     8.000        707    360,000       80.00     90.00    0.00      0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                   903  $175,483,935      100.00%     6.374        721   $194,334      78.32%    82.32%  25.54%     0.00%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of  Weighted   Weighted              Weighted   Weighted
                      Number                    Pool By      Avg.       Avg.      Avg.         Avg.      Avg.    Pct.      Pct.
Minimum Lifetime          Of     Principal    Principal     Gross    Current  Principal    Original  Combined    Full     Owner
Rate                   Loans       Balance      Balance    Coupon       FICO    Balance         LTV       LTV     Doc  Occupied
----------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49              434   $82,408,525       46.96%     6.303        717   $189,881      78.01%    79.60%  18.38%     0.00%
2.50 - 2.99              433    84,895,195        48.38     6.409        726    196,063       78.90     85.33   32.41      0.00
3.00 - 3.49               28     4,525,946         2.58     6.176        736    161,641       75.95     77.37   47.87      0.00
3.50 - 3.99                6     2,656,681         1.51     7.325        710    442,780       76.94     83.73    0.00      0.00
4.00 - 4.49                1       379,475         0.22     7.875        636    379,475       69.09     69.09    0.00      0.00
5.50 - 5.99                1       618,112         0.35     7.500        710    618,112       70.00     70.00    0.00      0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                   903  $175,483,935      100.00%     6.374        721   $194,334      78.32%    82.32%  25.54%      0.00%
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates ma representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                             Sep 6, 2005 18:05                     Page 3 of 4

Goldman Sachs                                                      GSAA 05 11
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of  Weighted   Weighted              Weighted   Weighted
                      Number                    Pool By      Avg.       Avg.      Avg.         Avg.      Avg.    Pct.      Pct.
                          Of     Principal    Principal     Gross    Current  Principal    Original  Combined    Full     Owner
Margin                 Loans       Balance      Balance    Coupon       FICO    Balance         LTV       LTV     Doc  Occupied
----------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49              435   $83,026,638       47.31%     6.312        717   $190,866      77.95%    79.52%  18.24%     0.00%
2.50 - 2.99              436    85,269,732        48.59     6.417        726    195,573       78.92     85.33   32.26      0.00
3.00 - 3.49               26     4,315,909         2.46     6.081        735    165,996       75.76     77.25   50.20      0.00
3.50 - 3.99                5     2,492,181         1.42     7.247        711    498,436       76.07     83.31    0.00      0.00
4.00 - 4.49                1       379,475         0.22     7.875        636    379,475       69.09     69.09    0.00      0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                   903  $175,483,935      100.00%     6.374        721   $194,334      78.32%    82.32%  25.54%     0.00%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of  Weighted   Weighted              Weighted   Weighted
                      Number                    Pool By      Avg.       Avg.      Avg.         Avg.      Avg.    Pct.      Pct.
First Adjustment          Of     Principal    Principal     Gross    Current  Principal    Original  Combined    Full     Owner
Cap                    Loans       Balance      Balance    Coupon       FICO    Balance         LTV       LTV     Doc  Occupied
----------------------------------------------------------------------------------------------------------------------------------
1.51 - 2.00              104   $22,807,442       13.00%     6.431        716   $219,302      77.94%    85.33%  17.51%     0.00%
2.51 - 3.00               51     9,346,219         5.33     6.243        736    183,259       77.49     82.99   40.54      0.00
4.51 - 5.00              718   127,080,349        72.42     6.435        720    176,992       79.90     83.19   26.22      0.00
5.51 - 6.00               30    16,249,926         9.26     5.896        731    541,664       67.01     70.88   22.88      0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                   903  $175,483,935      100.00%     6.374        721   $194,334      78.32%    82.32%  25.54%     0.00%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of  Weighted   Weighted              Weighted   Weighted
                      Number                    Pool By      Avg.       Avg.      Avg.         Avg.      Avg.    Pct.      Pct.
Periodic Lifteime         Of     Principal    Principal     Gross    Current  Principal    Original  Combined    Full     Owner
Cap                    Loans       Balance      Balance    Coupon       FICO    Balance         LTV       LTV     Doc  Occupied
----------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00              571   $97,561,095       55.60%     6.422        718   $170,860      80.26%    82.07%  24.48%     0.00%
5.51 - 6.00              332    77,922,840        44.40     6.315        726    234,707       75.89     82.63   26.87      0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                   903  $175,483,935      100.00%     6.374        721   $194,334      78.32%    82.32%  25.54%     0.00%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of  Weighted   Weighted              Weighted   Weighted
                      Number                    Pool By      Avg.       Avg.      Avg.         Avg.      Avg.    Pct.      Pct.
Distribution by           Of     Principal    Principal     Gross    Current  Principal    Original  Combined    Full     Owner
Interest Only Loans    Loans       Balance      Balance    Coupon       FICO    Balance         LTV       LTV     Doc  Occupied
----------------------------------------------------------------------------------------------------------------------------------
N                        111   $21,472,643       12.24%     6.582        722   $193,447      78.41%    82.71%  20.58%     0.00%
Y                        792   154,011,292        87.76     6.345        721    194,459       78.31     82.27   26.23      0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                   903  $175,483,935      100.00%     6.374        721   $194,334      78.32%    82.32%  25.54%     0.00%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of  Weighted   Weighted              Weighted   Weighted
                      Number                    Pool By      Avg.       Avg.      Avg.         Avg   .   Avg.    Pct.      Pct.
Distribution by           Of     Principal    Principal     Gross    Current  Principal    Original  Combined    Full     Owner
Interest Only Term     Loans       Balance      Balance    Coupon       FICO    Balance         LTV       LTV     Doc  Occupied
----------------------------------------------------------------------------------------------------------------------------------
0.000                    111   $21,472,643       12.24%     6.582        722   $193,447      78.41%    82.71%  20.58%     0.00%
36.000                    55    11,762,857         6.70     6.063        738    213,870       77.30     80.09   33.99     0.00
60.000                    72    15,415,067         8.78     6.205        739    214,098       77.81     79.36   45.72     0.00
84.000                    21     4,230,751         2.41     5.961        743    201,464       77.88     78.18   52.01     0.00
120.000                  644   122,602,617        69.87     6.403        717    190,377       78.49     82.98   22.15     0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                   903  $175,483,935      100.00%     6.374        721   $194,334      78.32%    82.32%  25.54%     0.00%
----------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates ma representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                             Sep 6, 2005 18:05                     Page 4 of 4